UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual

Repor t

Western Asset

Variable

High Income

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Variable High Income Portfolio

Portfolio objectives

The Portfolio seeks to provide high current income as its primary objective. Its secondary objective is capital appreciation.

Portfolio name change

Prior to November 1, 2012, the Portfolio’s name was known as Legg Mason Western Asset Variable High Income Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable High Income Portfolio for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Portfolio are Stephen A. Walsh, Michael C. Buchanan and Walter E. Kilcullen. Mr. Walsh has been responsible for the day-to-day management of the Portfolio since 2006, Mr. Buchanan since 2007, and Mr. Kilcullen since September 2012.

Messrs. Walsh, Buchanan and Kilcullen have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for at least the past five years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

Western Asset Variable High Income Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves pur-

IV	Western Asset Variable High Income Portfolio

Investment commentary (cont’d)

chasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Variable High Income Portfolio 2012 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to provide high current income as its primary objective and capital appreciation as its secondary objective. The Portfolio invests, under normal circumstances, at least 80% of its assets in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers. High-yield securities are those rated below investment grade (that is, securities rated below Baa/BBB) or, if unrated, securities that we determine to be of comparable quality. The Portfolio may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers, including those in emerging market countries. The Portfolio’s investments may be of any maturity or durationi. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or basket of securities, or a market, by investing through the use of instruments such as derivatives. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

We attempt to minimize the risk of any individual security by diversifying the Portfolio’s investments across a range of issues, industries and maturity dates. In selecting high-yield corporate fixed-income securities, we consider and compare the relative yields of various types of obligations and employ a forward-looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term Treasury yields were unchanged, whereas long-term Treasury yields declined during the reporting period. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the

2	Western Asset Variable High Income Portfolio 2012 Annual Report

Portfolio overview (cont’d)

reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%.

All told, the Barclays U.S. Aggregate Indexiii returned 4.22% for the twelve months ended December 31, 2012. Comparatively, riskier fixed-income securities, including high-yield bonds, produced superior results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv (“Index”) gained 15.78%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 18.34% and 14.49%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We maintained the Portfolio’s lower-quality bias given what we felt were favorable conditions in the high-yield market, including overall solid fundamentals, low defaults and positive supply/demand technicals. Against this backdrop, we reduced the Portfolio’s cash position and increased its allocation to B-rated and CCC-rated securities. In contrast, we reduced the Fund’s exposure to securities rated BB and above. Elsewhere, we added to the Portfolio’s allocation to the Basic Industry1, Capital Goods2, Energy and Financials sectors, while reducing its weightings in the Consumer Cyclical3 and Transportation sectors. We also actively participated in the new issue market and purchased securities that we felt were attractively valued.

High-yield index swaps (CDX) and high-yield index swaptions, which were used to manage our high-yield exposure, detracted from performance. The Portfolio utilized currency forwards to hedge its currency exposure, which was a slight drag on results. Finally, we bought protection on Spanish sovereign credit default swaps as a downside hedge against further deterioration in the European sovereign debt crisis. They slightly benefited performance during the reporting period.

Performance review

For the twelve months ended December 31, 2012, Western Asset Variable High Income Portfolio4 returned 17.88%. The Portfolio’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 15.78% for the same period. The Lipper Variable High Yield Funds Category Average5 returned 14.09% over the same time frame.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[4]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[5]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 118 funds in the Portfolio’s Lipper category.

Western Asset Variable High Income Portfolio 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
	6 months	12 months
Western Asset Variable High Income Portfolio[1]	9.30%	17.88%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	7.97%	15.78%
Lipper Variable High Yield Funds Category Average[2]	7.17%	14.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yield for the period ended December 31, 2012 was 7.25%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2012, the gross total annual operating expense ratio for the Portfolio was 0.68%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was our selection of certain securities. In particular, our overweight exposures to Realogy Corp., Sprint Nextel Corp., Citigroup Inc. and Wind Acquisition Finance SA benefited results. Realogy Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy Corp. improved as there were signs of a sustainable recovery in the housing market. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their attractive valuation, as well as an improved outlook for the wireless competitive landscape and the pricing environment. In addition, Japan’s investment grade rated Softbank made a bid to acquire B-rated Sprint Nextel toward the end of the reporting period, sending Sprint Nextel’s bonds even higher. Our Citigroup, Inc. exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. Wind Acquisition Finance SA is the third largest wireless provider and the second largest wireline

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 119 funds for the six-month period and among the 118 funds for the twelve-month period in the Portfolio’s Lipper category.

4	Western Asset Variable High Income Portfolio 2012 Annual Report

Portfolio overview (cont’d)

provider in Italy. Its bonds performed poorly earlier in the reporting period. We maintained our position, as we felt the weakness was primarily due to the fact that the company is located in Italy, a peripheral European country that was a key concern in the European sovereign debt crisis. As the period progressed, Wind Acquisition Finance’s bonds rebounded sharply as its fundamentals remained intact and the European Central Bank (“ECB”)v took actions to support peripheral European counties.

The Portfolio’s ratings biases were also additive for performance. In particular, an overweight to lower-rated CCC bonds was a positive, as they outperformed the Index. In addition, we underweighted bonds rated BB, which was beneficial given their underperformance versus the Index.

From a sector allocation perspective, the Portfolio benefited from its overweight to the strong performing Financials, Wireless1 and Transportation sectors and its underweight to the weak performing Consumer Non-cyclicals2 sector.

Q. What were the leading detractors from performance?

A. Although the portfolio outperformed its benchmark, a number of individual holdings detracted from performance, including overweight positions in Petroplus Finance, Overseas Shipholding Group and Xinergy Ltd. Petroplus Finance is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. Petroplus Finance was unable to avoid bankruptcy as it reduced its output and closed several refineries. Overseas Shipholding Group is one of the world’s largest oil tanker companies. It performed poorly as the company’s fundamentals weakened given the volatile pricing environment for shipping rates and weaker oil demand in the U.S. and Europe led to a reduction in Atlantic crossings, an area of concentration for the company. In addition, in October 2012, Overseas Shipholding Group announced that investors could not rely on its financial statements for the last three years while they review their accounting treatment for taxes. In November 2012, the company filed for bankruptcy. All told, Overseas Shipholding Group’s bonds significantly declined in value as spread sectors rallied. Xinergy Ltd. is a Central Appalachian coal producer. Xinergy Ltd. along with energy companies in general, performed poorly during the reporting period given moderating global growth. In addition, Xinergy Ltd. was negatively impacted as it shut down production on its thermal coal assets and its cash position declined sharply.

Certain sector allocations also detracted from relative returns. In particular, an overweight to Energy was a negative for results as it was the worst performance sector in the Index. An underweight to the Consumer Cyclicals3 sector was also detrimental given its outperformance versus the Index.

Thank you for your investment in Western Asset Variable High Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

[1]	Wireless is included in the Telecommunication Services sector.

[2]	Consumer Non-cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Western Asset Variable High Income Portfolio 2012 Annual Report	5

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 28 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Energy (20.1%), Consumer Discretionary (17.4%), Industrials (15.8%), Financials (11.6%) and Materials (10.0%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

6	Western Asset Variable High Income Portfolio 2012 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as written options, swaps and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset Variable High Income Portfolio 2012 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
9.30%	$1,000.00	$1,093.00	0.73%	$3.84	5.00%	$1,000.00	$1,021.47	0.73%	$3.71

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Western Asset Variable High Income Portfolio 2012 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 12/31/12	17.88%
Five Years Ended 12/31/12	9.53
Ten Years Ended 12/31/12	9.75

Cumulative total returns[1]
12/31/02 through 12/31/12	153.57%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Western Asset Variable High Income Portfolio 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Western Asset Variable High Income Portfolio vs. Barclays U.S. Corporate High Yield – 2% Issuer Cap Index† — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Western Asset Variable High Income Portfolio on December 31, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Western Asset Variable High Income Portfolio 2012 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Market
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var High	— Western Asset Variable High Income Portfolio

Western Asset Variable High Income Portfolio 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Market
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var High	— Western Asset Variable High Income Portfolio

12	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 87.0%
Consumer Discretionary — 16.1%
Auto Components — 0.7%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	$110,000	$112,200
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	600,000	617,036	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	100,000	142,555	(a)
Total Auto Components				871,791
Automobiles — 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	500,000	552,500
Escrow GCB General Motors	—	—	1,340,000	0	*(b)(c)(d)
Escrow GCB General Motors	—	—	790,000	0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	140,000	159,600	(a)
Total Automobiles				712,100
Diversified Consumer Services — 1.0%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000	241,500	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	180,000	194,400
ServiceMaster Co., Senior Notes	8.000%	2/15/20	320,000	335,200
ServiceMaster Co., Senior Notes	7.000%	8/15/20	130,000	130,975	(a)
Sotheby’s, Senior Notes	5.250%	10/1/22	150,000	152,250	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000	161,250
Total Diversified Consumer Services				1,215,575
Hotels, Restaurants & Leisure — 6.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	300,000	315,000	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	336,922	301,378	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	10,000	10,250
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	550,000	544,500	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	374,000	304,810
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	410,000	441,263
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	190,000	189,169
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	330,000	363,000	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	350,000	354,375	(a)

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	13

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	$370,000	$401,450	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	360,000	327,600	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	130,000	130,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	330,000	349,800	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	304,674	318,384	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	670,000	663,300	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,090,000	1,215,350
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	370,000	419,950
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	90,000	98,100	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	480,000	510,000
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	390,000	382,200	(a)(f)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	50,000	53,250
Total Hotels, Restaurants & Leisure				7,693,129
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	260,000	271,700	(a)
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	410,000	437,675
Media — 5.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000	130,200
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	770,000	866,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	140,000	156,100
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	560,000	485,800	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000	218,925	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	100,000	103,250	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	240,000	243,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000	30,075
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	240,000	267,300	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	43,100
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	160,000	180,000

See Notes to Financial Statements.

14	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	$240,000	$245,400	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	440,000	473,000
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	420,000	395,850	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	570,000	582,825	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	270,000	259,200	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	90,000	94,050	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	320,000	348,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	580,000	601,750	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	490,000	556,150	(a)
Total Media				6,280,225
Multiline Retail — 0.4%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	60,000	59,700
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	170,000	166,175	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	305,000	305,000
Total Multiline Retail				530,875
Specialty Retail — 1.0%
American Greetings Corp., Senior Notes	7.375%	12/1/21	20,000	20,650
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	627,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	170,000	152,150
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000	61,050	(a)(e)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	280,000	301,700	(a)
Total Specialty Retail				1,162,800
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	224,175	(a)
Total Consumer Discretionary				19,400,045
Consumer Staples — 2.0%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	440,000	484,275	(a)
Food Products — 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	180,000	194,850	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	720,000	657,000	(a)
Total Food Products				851,850
Household Products — 0.4%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	170,000	169,362	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	80,000	84,200	(a)

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	15

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Household Products — continued
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	$150,000	$161,250	(a)
Total Household Products				414,812
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	572,000	604,890
Total Consumer Staples				2,355,827
Energy — 18.6%
Energy Equipment & Services — 3.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	220,000	237,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	200,000	215,000
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000	289,800	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	100,000	110,000	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	150,000	157,875	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	795,000	860,587	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	330,000	331,650
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	60,000	60,000	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	320,000	342,400
Oil States International Inc., Senior Notes	5.125%	1/15/23	210,000	213,413	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	370,000	396,825
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	217,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	390,000	435,825
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	91,000	99,418
Total Energy Equipment & Services				3,967,393
Oil, Gas & Consumable Fuels — 15.3%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	290,000	294,712
Arch Coal Inc., Senior Notes	8.750%	8/1/16	100,000	104,500
Arch Coal Inc., Senior Notes	7.000%	6/15/19	390,000	364,650
Arch Coal Inc., Senior Notes	9.875%	6/15/19	150,000	156,750	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000	124,800	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	320,000	348,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	65,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	140,000	152,950	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	180,000	185,850
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	60,000	60,150
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	20,000	21,550

See Notes to Financial Statements.

16	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	$240,000	$250,200
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	390,000	422,175
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	370,000	350,575	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	340,000	366,350
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	280,000	302,400
Concho Resources Inc., Senior Notes	7.000%	1/15/21	430,000	481,600
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	450,000	489,375
Continental Resources Inc., Senior Notes	5.000%	9/15/22	550,000	595,375
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	516,131	401,292	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	420,000	455,700
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	110,000	115,225	(a)
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	240,000	240,000	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	532,230
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	210,000	243,600
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	325,000	371,197	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	185,000	212,053	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	260,000	258,375	(a)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	340,000	331,500
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	390,000	423,150	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	170,000	181,050	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	139,750	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000	354,400
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000	271,050	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	210,000	218,925	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	340,000	372,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	390,000	428,025
MEG Energy Corp., Senior Notes	6.500%	3/15/21	350,000	370,125	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	90,000	94,275	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	335,250
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	120,000	43,800	(g)

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	17

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	$920,000	$335,800	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	270,000	281,475	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	200,000	215,500
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	460,000	499,100
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	60,000	65,550
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	110,000	120,450
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	470,000	536,975
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	200,000	222,500
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	60,000	67,650
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	156,800	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	100,000	107,750
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	845,000	838,662
Range Resources Corp., Senior Notes	5.000%	8/15/22	190,000	199,500
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	70,000	75,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000	32,850
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	110,000	117,975
Samson Investment Co., Senior Notes	9.750%	2/15/20	790,000	839,375	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	160,000	172,000
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	200,000	215,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	220,000	226,600	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000	131,300	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	300,000	328,500	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	465,000	492,900
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	240,000	250,200	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	570,000	333,450	(a)
Total Oil, Gas & Consumable Fuels				18,394,546
Total Energy				22,361,939
Financials — 8.4%
Commercial Banks — 2.7%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	450,000	615,103	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	205,196
CIT Group Inc., Senior Notes	5.500%	2/15/19	280,000	306,600	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	290,000	318,275
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000	319,500	(a)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	330,000	330,398	(a)

See Notes to Financial Statements.

18	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	$155,000	$210,917	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	300,000	306,000	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	100,000	102,794
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	260,000	275,628	(f)(h)
Societe Generale SA, Junior Subordinated Bonds	1.103%	4/5/17	560,000	305,093	(a)(f)(h)
Total Commercial Banks				3,295,504
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	4.625%	6/26/15	650,000	678,006
Ally Financial Inc., Senior Notes	5.500%	2/15/17	460,000	494,360
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	391,223
Total Consumer Finance				1,563,589
Diversified Financial Services — 3.8%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	350,000	350,000	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	170,000	196,468
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	449,000	497,829
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	650,000	732,875
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	1,210,000	1,427,897
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	320,000	339,200	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	80,000	83,000	(a)(e)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	340,000	361,250
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	537,500	(a)(f)
Total Diversified Financial Services				4,526,019
Insurance — 0.4%
A-S Co-Issuer Subsidiary Inc./A-S Merger Subsidiary LLC, Senior Notes	7.875%	12/15/20	150,000	150,750	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.912%	12/31/49	140,000	133,546	(f)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	210,000	234,675	(a)
Total Insurance				518,971
Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	180,000	191,700
Total Financials				10,095,783
Health Care — 4.2%
Health Care Equipment & Supplies — 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	170,000	184,025	(a)

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	19

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 3.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	$320,000	$388,800
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	410,000	433,575
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	350,000	374,062
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/15/18	60,000	62,700
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	940,000	921,200
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	190,000	197,125	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	270,000	290,250
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	240,000	261,600	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	220,000	246,400
HCA Inc., Senior Secured Notes	6.500%	2/15/20	280,000	315,700
HCA Inc., Senior Secured Notes	7.250%	9/15/20	130,000	144,625
HCA Inc., Senior Secured Notes	5.875%	3/15/22	60,000	65,550
INC Research LLC, Senior Notes	11.500%	7/15/19	120,000	124,800	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	100,000	90,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	294,000	330,750
Tenet Healthcare Corp., Senior Secured Notes	4.750%	6/1/20	300,000	305,250	(a)
US Oncology Inc. Escrow	—	—	170,000	3,613	*
Total Health Care Providers & Services				4,556,000
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	230,000	247,250	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	110,000	118,525	(a)
Total Pharmaceuticals				365,775
Total Health Care				5,105,800
Industrials — 14.2%
Aerospace & Defense — 1.6%
Ducommun Inc., Senior Notes	9.750%	7/15/18	270,000	291,600
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	700,000	771,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	740,000	810,300	(a)
Total Aerospace & Defense				1,873,650
Airlines — 1.1%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	232,634	240,776	(a)
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	30,000	31,538
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	160,000	161,200
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	228,327	237,460
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	70,832	73,396

See Notes to Financial Statements.

20	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	$118,180	$132,362
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	190,000	197,600	(a)
Delta Air Lines Inc., Pass Through Trust, Secured Notes	6.875%	5/7/19	210,000	218,662	(a)
Total Airlines				1,292,994
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	311,200	311,200	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	300,000	332,250	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	30,000	32,850	(a)
Total Building Products				676,300
Commercial Services & Supplies — 2.6%
Algeco Scotsman Global Finance PLC, Senior Notes	10.750%	10/15/19	300,000	297,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	840,000	634,200	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	510,000	503,625
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	256,450	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	590,000	610,650
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	120,000	135,900
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	550,000	585,750	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	90,000	95,850	(a)
Total Commercial Services & Supplies				3,119,425
Construction & Engineering — 0.2%
PH Holding LLC, Secured Notes	9.750%	12/31/17	230,000	226,879	(c)(d)
Electrical Equipment — 1.0%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	300,000	298,875	(a)
Belden Inc., Senior Subordinated Notes	5.500%	9/1/22	280,000	289,100	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	240,000	243,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	390,000	404,625	(a)
Total Electrical Equipment				1,236,200
Machinery — 1.9%
Cleaver-Brooks Inc., Senior Secured Notes	8.750%	12/15/19	100,000	103,500	(a)
Dematic SA, Senior Secured Notes	8.750%	5/1/16	660,000	707,025	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	470,000	472,350	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	300,000	327,000	(a)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	210,000	212,100	(a)(e)

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	21

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Machinery — continued
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	$170,000	$176,800	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	230,000	244,950	(a)
Total Machinery				2,243,725
Marine — 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	266,823	242,142
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	288,000	288,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	620,000	584,350
Total Marine				1,114,492
Road & Rail — 1.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	647,489	644,252	(e)
HDTFS Inc., Senior Notes	6.250%	10/15/22	90,000	96,300	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	688,000	741,320	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	310,000	336,350
Total Road & Rail				1,818,222
Trading Companies & Distributors — 1.3%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	340,000	370,600	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	330,000	353,100	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	718,000	805,955	(a)
Total Trading Companies & Distributors				1,529,655
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	870,000	702,525	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	290,000	294,350	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	640,000	668,800	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	60,000	62,700	(a)
Total Transportation				1,728,375
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000	191,700	(a)
Total Industrials				17,051,617
Information Technology — 1.4%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	260,000	272,350	(a)
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	152,000	176,890	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	250,000	279,375

See Notes to Financial Statements.

22	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
IT Services — 0.6%
First Data Corp., Senior Notes	10.550%	9/24/15	$130,000	$133,738
First Data Corp., Senior Notes	12.625%	1/15/21	230,000	243,225
First Data Corp., Senior Secured Notes	6.750%	11/1/20	380,000	385,700	(a)
Total IT Services				762,663
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	80,000	66,200	(a)
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	130,000	118,950	(a)
Total Information Technology				1,676,428
Materials — 9.7%
Chemicals — 1.6%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	192,000	251,910	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	240,115	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	110,000	162,618	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	100,000	147,834	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	450,000	529,875
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	235,000	277,300
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	120,000	126,000	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	132,000	182,510	(a)
Total Chemicals				1,918,162
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	288,673	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	660,000	719,400	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	690,000	951,751	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	370,000	386,650
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	270,000	279,450	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	780,000	799,500	(a)
Total Containers & Packaging				3,425,424
Metals & Mining — 4.1%
ArcelorMittal, Senior Notes	5.000%	2/25/17	220,000	222,273
ArcelorMittal, Senior Notes	6.000%	3/1/21	310,000	309,605
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	340,000	353,600	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	150,000	153,750	(a)

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	23

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	$360,000	$373,050	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	400,000	428,000	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	390,000	380,250	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	880,000	523,600	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	220,000	190,300	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	380,000	355,300	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	180,000	187,200	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	120,000	110,850	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	480,000	491,400	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	170,000	181,050	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	340,000	329,800
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	310,000	330,150
Total Metals & Mining				4,920,178
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	100,000	106,500	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	708,000	768,180
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	110,000	113,575	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	310,000	327,050
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	125,000	89,375
Total Paper & Forest Products				1,404,680
Total Materials				11,668,444
Telecommunication Services — 7.4%
Diversified Telecommunication Services — 4.5%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	67,550
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000	573,300	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	910,000	991,900	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	240,000	254,700
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	430,000	478,912
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	170,000	178,713	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000	207,500	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	150,000	165,750	(a)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	280,000	291,900
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,423,066	1,458,643	(a)(e)

See Notes to Financial Statements.

24	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Windstream Corp., Senior Notes	7.500%	4/1/23	$710,000	$750,825
Total Diversified Telecommunication Services				5,419,693
Wireless Telecommunication Services — 2.9%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	300,000	326,250
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	140,000	149,275
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	330,000	344,850
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,120,000	1,374,800
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	710,000	878,625	(a)
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	330,000	340,725
Total Wireless Telecommunication Services				3,414,525
Total Telecommunication Services				8,834,218
Utilities — 5.0%
Electric Utilities — 2.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	390,388	459,682
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	530,000	588,300
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	420,086	463,144
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	980,000	1,053,500
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	373,386	362,184	(k)
Total Electric Utilities				2,926,810
Gas Utilities — 0.6%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	186,021
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	440,000	478,500
Total Gas Utilities				664,521
Independent Power Producers & Energy Traders — 2.0%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	310,000	325,500
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	513,000	582,255	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	3,500	(c)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	70,000	78,050	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	480,000	495,600	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	570,000	612,750	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	319,983
Total Independent Power Producers & Energy Traders				2,417,638
Total Utilities				6,008,969
Total Corporate Bonds & Notes (Cost — $99,454,214)				104,559,070

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	25

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans — 4.3%
Consumer Discretionary — 0.8%
Hotels, Restaurants & Leisure — 0.8%
Equinox Fitness Clubs, 2nd Lien Term Loan	—	5/16/20	$290,000	$291,450	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	660,000	659,175	(j)
Total Hotels, Restaurants & Leisure				950,625
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Holdco. Inc., Term Loan	6.639%	2/15/13	565,534	0	(b)(c)(d)(g)
Total Consumer Discretionary				950,625
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	120,000	123,000	(j)
Energy — 0.4%
Energy Equipment & Services — 0.2%
Frac Tech International LLC, Term Loan B	—	5/6/16	260,000	216,937	(i)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	230,000	230,735	(j)
Total Energy				447,672
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Term Loan B1	5.750%	8/17/18	177,757	180,201	(j)
Industrials — 0.6%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	520,000	529,750	(j)
Marine — 0.2%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	71,402	71,402	(d)(j)
Trico Shipping AS, New Term Loan B	—	5/13/14	125,714	125,714	(d)(i)
Total Marine				197,116
Total Industrials				726,866
Information Technology — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	290,000	289,275	(j)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., 2nd Lien New Term Loan	9.750%	4/30/20	230,000	231,150	(j)
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	414,302	424,659	(j)

See Notes to Financial Statements.

26	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 1.5%
Electric Utilities — 1.5%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.713-4.810%	10/10/17	$2,607,138	$1,755,629	(j)
Total Collateralized Senior Loans (Cost — $6,333,242)				5,129,077
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc. (Cost — $120,492)	6.500%	6/30/29	140,000	117,163
Sovereign Bonds — 0.5%
Mexico — 0.5%
Mexican Bonos, Bonds (Cost — $597,302)	6.500%	6/9/22	7,170,000	602,909

			Shares
Common Stocks — 3.6%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			22,038	44,076	*(c)(d)
Media — 0.5%
Charter Communications Inc., Class A Shares			8,294	632,335	*
Total Consumer Discretionary				676,411
Energy — 1.1%
Energy Equipment & Services — 1.1%
KCAD Holdings I Ltd.			108,106,087	1,294,895	(c)(d)
Financials — 1.1%
Diversified Financial Services — 0.2%
Citigroup Inc.			6,981	276,168
Real Estate Management & Development — 0.9%
Realogy Holdings Corp.			25,904	1,052,868	(c)(d)
Total Financials				1,329,036
Industrials — 0.9%
Building Products — 0.0%
Nortek Inc.			696	46,110	*
Marine — 0.9%
DeepOcean Group Holding AS			33,669	682,558	(c)(d)
Horizon Lines Inc., Class A Shares			223,758	335,637	*
Total Marine				1,018,195
Total Industrials				1,064,305

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	27

Western Asset Variable High Income Portfolio

Security			Shares	Value
Utilities — 0.0%
Independent Power Producers & Energy Traders — 0.0%
Dynegy Inc.			1,083	$20,718	*
Total Common Stocks (Cost — $3,741,724)				4,385,365

	Rate
Preferred Stocks — 2.2%
Financials — 2.1%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%		5,502	137,440	*
Consumer Finance — 1.3%
GMAC Capital Trust I	8.125%		58,600	1,561,690	(f)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		25,825	720,517	(f)
Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association (FNMA)	8.250%		16,625	27,764	*(d)(f)
Total Financials				2,447,411
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		1,323	145,530	(a)(c)
Total Preferred Stocks (Cost — $2,767,982)				2,592,941

		Expiration Date	Notional Amount
Purchased Options — 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00		3/20/13	3,000,000	69,757
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $99.00		2/20/13	5,600,000	73,865
Total Purchased Options (Cost — $94,160)				143,622

			Warrants
Warrants — 0.2%
Charter Communications Inc.		11/30/14	1,160	31,610	*
Jack Cooper Holdings Corp.		12/15/17	668	83,166	*
Jack Cooper Holdings Corp.		5/6/18	297	36,977	*
SemGroup Corp.		11/30/14	4,044	59,770	*(d)
Total Warrants (Cost — $18,558)				211,523
Total Investments — 98.0% (Cost — $113,127,674#)				117,741,670
Other Assets in Excess of Liabilities — 2.0%				2,364,897
Total Net Assets — 100.0%				$120,106,567

See Notes to Financial Statements.

28	Western Asset Variable High Income Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable High Income Portfolio

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Value is less than $1.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of December 31, 2012.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	All or a portion of this loan is unfunded as of December 31, 2012.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	The issuer filed for bankruptcy.

#	Aggregate cost for federal income tax purposes is $113,286,158.

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	2/20/13	$102.50	2,800,000	$10,426
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	6,000,000	70,562
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	2/20/13	96.00	5,600,000	36,335
Total Written Options (Premiums Received — $76,600)				$117,323

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	29

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $113,127,674)	$117,741,670
Foreign currency, at value (Cost — $63,691)	64,027
Cash	802,256
Interest receivable	2,206,469
Deposits with brokers for swap contracts	320,000
Receivable for securities sold	209,488
Prepaid expenses	2,413
Total Assets	121,346,323

Liabilities:
Payable for securities purchased	608,372
Payable for Portfolio shares repurchased	197,793
Written options, at value (premiums received — $76,600)	117,323
Swaps, at value (premiums paid — $120,656)	94,328
Investment management fee payable	60,522
Unrealized depreciation on forward foreign currency contracts	58,606
Payable for open swap contracts	8,248
Accrued expenses	94,564
Total Liabilities	1,239,756
Total Net Assets	$120,106,567

Net Assets:
Par value (Note 5)	$200
Paid-in capital in excess of par value	151,477,213
Overdistributed net investment income	(90,104)
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(35,582,457)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	4,301,715
Total Net Assets	$120,106,567

Shares Outstanding	20,008,605

Net Asset Value	$6.00

See Notes to Financial Statements.

30	Western Asset Variable High Income Portfolio 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$10,433,299
Dividends	234,324
Less: Foreign taxes withheld	(185)
Total Investment Income	10,667,438

Expenses:
Investment management fee (Note 2)	745,404
Shareholder reports	59,678
Audit and tax	41,245
Legal fees	25,992
Fund accounting fees	11,693
Transfer agent fees	6,374
Insurance	4,142
Custody fees	2,182
Trustees’ fees	2,154
Miscellaneous expenses	557
Total Expenses	899,421
Net Investment Income	9,768,017

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,131,561
Written options	498,751
Swap contracts	(499,926)
Foreign currency transactions	74,634
Net Realized Gain	3,205,020
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,806,677
Written options	(40,723)
Swap contracts	(214,984)
Foreign currencies	(108,976)
Change in Net Unrealized Appreciation (Depreciation)	7,441,994
Net Gain on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	10,647,014
Increase in Net Assets from Operations	$20,415,031

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$9,768,017	$11,600,475
Net realized gain (loss)	3,205,020	(1,037,035)
Change in net unrealized appreciation (depreciation)	7,441,994	(6,329,736)
Increase in Net Assets From Operations	20,415,031	4,233,704

Distributions to Shareholders From (Note 1):
Net investment income	(9,798,360)	(11,650,014)
Decrease in Net Assets From Distributions to Shareholders	(9,798,360)	(11,650,014)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	1,116,007	1,372,670
Reinvestment of distributions	9,798,360	11,650,014
Cost of shares repurchased	(27,884,078)	(36,673,311)
Decrease in Net Assets From Portfolio Share Transactions	(16,969,711)	(23,650,627)
Decrease in Net Assets	(6,353,040)	(31,066,937)

Net Assets:
Beginning of year	126,459,607	157,526,544
End of year*	$120,106,567	$126,459,607
* Includes overdistributed net investment income of:	$(90,104)	$(3,886)

See Notes to Financial Statements.

32	Western Asset Variable High Income Portfolio 2012 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2012[1]	2011	2010	2009[2]	2009[3]	2008[3]

Net asset value, beginning of year	$5.54	$5.95	$5.63	$5.97	$4.91	$7.50

Income (loss) from operations:
Net investment income	0.47	0.55	0.61	0.13	0.65	0.69
Net realized and unrealized gain (loss)	0.52	(0.41)	0.32	0.15	1.12	(2.62)
Total income (loss) from operations	0.99	0.14	0.93	0.28	1.77	(1.93)

Less distributions from:
Net investment income	(0.53)	(0.55)	(0.61)	(0.62)	(0.71)	(0.66)
Total distributions	(0.53)	(0.55)	(0.61)	(0.62)	(0.71)	(0.66)

Net asset value, end of year	$6.00	$5.54	$5.95	$5.63	$5.97	$4.91
Total return[4]	17.88%	2.40%	16.63%	4.75%	45.22%	(28.03)%

Net assets, end of year (millions)	$120	$126	$158	$164	$161	$136

Ratios to average net assets:
Gross expenses	0.72%	0.68%	0.68%	0.77%[5]	0.75%	0.75%
Net expenses[6]	0.72 [7]	0.68 [7]	0.68 [7]	0.77 [5,7]	0.75 [7]	0.75 [8]
Net investment income	7.86	8.01	9.15	11.80 [5]	12.46	9.13

Portfolio turnover rate	76%	68%	97%	13%	67%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2009 through December 31, 2009.

[3]	For the year ended October 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2012 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable High Income Portfolio (formerly, Legg Mason Western Asset Variable High Income Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

34	Western Asset Variable High Income Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Western Asset Variable High Income Portfolio 2012 Annual Report	35

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$103,626,021	$933,049		$104,559,070
Collateralized senior loans	—	5,129,077	0	*	5,129,077
Convertible bonds & notes	—	117,163	—		117,163
Sovereign bonds	—	602,909	—		602,909
Common stocks	$1,310,968	—	3,074,397		4,385,365
Preferred stocks	2,447,411	145,530	—		2,592,941
Purchased options	—	143,622	—		143,622
Warrants	—	211,523	—		211,523
Total investments	$3,758,379	$109,975,845	$4,007,446		$117,741,670

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$117,323	—	$117,323
Forward foreign currency contracts	—	58,606	—	58,606
Credit default swaps on credit indices — buy protection‡	—	94,328	—	94,328
Total	—	$270,257	—	$270,257

†	See Schedule of Investments for additional detailed categories.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

36	Western Asset Variable High Income Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans		Common Stocks	Preferred Stocks	Warrants	Total
Balance as of December 31, 2011	$1,736,878	$590,000		$1,501,392	$132,300	$91,851	$4,052,421
Accrued premiums/discounts	8,840	142		—	—	—	8,982
Realized gain (loss)[1]	(152,159)	—		—	—	—	(152,159)
Change in unrealized appreciation (depreciation)[2]	183,559	(142)		756,800	13,230	130,213	1,083,660
Purchases	611,472	—		816,205	—	—	1,427,677
Sales	(717,721)	(590,000)		—	—	(42,151)	(1,349,872)
Transfers into Level 3[3]	3,500	—		—	—	—	3,500
Transfers out of Level 3[4]	(741,320)	—		—	(145,530)	(179,913)	(1,066,763)
Balance as of December 31, 2012	$933,049	$0	*	$3,074,397	—	—	$4,007,446
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2012[2]	$116,357	—		$756,800	—	—	$873,157

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

*	Value is less than $1.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/12 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity securities	$1,295	Market approach	EBITDA multiple	7.22x	Increase

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the

Western Asset Variable High Income Portfolio 2012 Annual Report	37

seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

38	Western Asset Variable High Income Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2012, the Portfolio had sufficient cash and/or securities to cover these commitments.

(g) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the

Western Asset Variable High Income Portfolio 2012 Annual Report	39

risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

40	Western Asset Variable High Income Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Variable High Income Portfolio 2012 Annual Report	41

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the

42	Western Asset Variable High Income Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Portfolio held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $270,257. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of December 31, 2012, the Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $320,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the

Western Asset Variable High Income Portfolio 2012 Annual Report	43

“Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(55,875)	$55,875

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a subsadvisory fee of 30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

44	Western Asset Variable High Income Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

The investment manager is permitted to recapture amounts waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$92,054,284
Sales	105,716,062

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,098,659
Gross unrealized depreciation	(4,643,147)
Net unrealized appreciation	$4,455,512

At December 31, 2012, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	100,000	$132,044	2/15/13	$(3,479)
Euro	Royal Bank of Scotland PLC	1,450,000	1,914,639	2/15/13	(55,127)
Net unrealized loss on open forward foreign currency contracts					$(58,606)

During the year ended December 31, 2012, written option transactions for the Portfolio were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	84,386,900	$856,325
Options closed	(22,148,000)	(442,960)
Options exercised	(7,672,500)	(45,208)
Options expired	(40,166,400)	(291,557)
Written options, outstanding as of December 31, 2012	14,400,000	$76,600

Western Asset Variable High Income Portfolio 2012 Annual Report	45

At December 31, 2012, the Portfolio had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (Markit CDX.NA.HY.17 Index)	$816,000	12/20/16	5.000% quarterly	$(20,037)	$19,205	$(39,242)
BNP Paribas (Markit CDX.NA.HY.17 Index)	480,000	12/20/16	5.000% quarterly	(11,786)	11,788	(23,574)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	960,000	12/20/16	5.000% quarterly	(23,573)	24,559	(48,132)
BNP Paribas (Markit CDX.NA.HY.18 Index)	1,138,500	6/20/17	5.000% quarterly	(16,460)	46,054	(62,514)
BNP Paribas (Markit CDX.NA.HY.18 Index)	1,554,300	6/20/17	5.000% quarterly	(22,472)	19,050	(41,522)
Total	$4,948,800			$(94,328)	$120,656	$(214,984)

[1]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
			Credit Risk
Purchased options[2]			$143,622

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$117,323	$117,323
Swap contracts[3]	—	94,328	94,328
Forward foreign currency contracts	$58,606	—	58,606
Total	$58,606	$211,651	$270,257

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

46	Western Asset Variable High Income Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(390,303)	$(390,303)
Written options	—	498,751	498,751
Swap contracts	—	$(499,926)	(499,926)
Forward foreign currency contracts	$78,784	—	78,784
Total	$78,784	$(391,478)	$(312,694)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$49,462	$49,462
Written options	—	(40,723)	(40,723)
Swap contracts	—	$(214,984)	(214,984)
Forward foreign currency contracts	$(117,777)	—	(117,777)
Total	$(117,777)	$(206,245)	$(324,022)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2012, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$110,099
Written options	88,772
Futures contracts (to sell)†	94,748
Forward foreign currency contracts (to sell)	1,436,582

Average Notional Balance
Credit default swap contracts (to buy protection)	$5,378,600

†	At December 31, 2012, there were no open positions held in this derivative.

5. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Western Asset Variable High Income Portfolio 2012 Annual Report	47

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	183,734	225,493
Shares issued on reinvestment	1,636,375	2,097,272
Shares repurchased	(4,621,879)	(5,982,726)
Net decrease	(2,801,770)	(3,659,961)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$9,798,360	$11,650,014

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$64,245
Capital loss carryforward*	(35,423,973)
Other book/tax temporary differences(a)	(154,349)
Unrealized appreciation (depreciation)(b)	4,143,231
Total accumulated earnings (losses) — net	$(31,370,846)

*	During the taxable year ended December 31, 2012, the Portfolio utilized $3,252,853 of its capital loss carryforwards available from prior years. As of December 31, 2012, the Portfolio had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2015	$(11,859,206)
12/31/2016	(20,466,624)
12/31/2018	(3,098,143)
$(35,423,973)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of late year ordinary losses for tax purposes, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

48	Western Asset Variable High Income Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

Western Asset Variable High Income Portfolio 2012 Annual Report	49

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Variable High Income Portfolio (formerly, Legg Mason Western Asset Variable High Income Portfolio) (the “Portfolio”), a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from November 1, 2009 to December 31, 2009, and each of the years in the two-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable High Income Portfolio as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2013

50	Western Asset Variable High Income Portfolio

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Variable High Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Western Asset Variable High Income Portfolio	51

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as high yield funds underlying

52	Western Asset Variable High Income Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

variable insurance products, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2012 was below the median and its performance for the 3-, 5- and 10-year periods ended June 30, 2012 was above the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as high yield funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2014.

Western Asset Variable High Income Portfolio	53

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that, although the Fund does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by other funds with the same Lipper investment classification/objective at all asset levels. The Board also noted that the Fund’s Contractual Management Fee is below the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

54	Western Asset Variable High Income Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Variable High Income Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset Variable High Income Portfolio	55

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

56	Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011)

Western Asset Variable High Income Portfolio	57

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

58	Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Variable High Income Portfolio	59

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

60	Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset

Variable High Income Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Western Asset Variable High Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable High Income Portfolio

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-887-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-887-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable High Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010544 2/13 SR13-1847

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $96,000 in December 31, 2011 and $99,000 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,300, in December 31, 2011 and $10,600 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in December 31, 2012.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Variable Income Trust

Date:	February 25, 2013